SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                          ESB FINANCIAL CORPORATION
                  ------------------------------------------
             (Exact name of registrant specified in its charter)




Pennsylvania                          0-19345                25-1659846
------------------------------      ------------       -----------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
incorporation or organization)      File Number)       Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                                             16117
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)











                              (724) 758-5584
------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

ESB Financial Corporation
Form 8-K
Page 2

ITEM 5.	OTHER EVENTS

        The information to be reported herein is incorporated by reference from the press release, dated March 21, 2000, filed as Exhibit 99 to this Form 8-K.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits.

                99      Press release dated March 21, 2000.


ESB Financial Corporation
Form 8-K
Page 3

                                 SIGNATURES
                                 ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ESB FINANCIAL CORPORATION
                                        -------------------------
                                              (Registrant)



Date: March 21, 2000                    By:/s/ Charlotte A. Zuschlag
      --------------                       -------------------------
                                           Charlotte A. Zuschlag
                                           President & Chief Executive Officer
                                           (Principal Executive Officer)